EXHIBIT 3.2

                                   COMPANY ACT
                                   -----------

                                FORCE ENERGY LTD.                      [ALTERED]
                                ----------------

                                   MEMORANDUM
                                   ----------


            I wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.          The  name  of  the  Company  is  "FORCED  ENERGY  LTD."
                                              --------------------

2. The authorized capital of the Company consists of FIFTY MILLION (50,000,000) common shares without par value.

3. I agree to take the number and class if shares in the Company set opposite my name.


================================================================================

Full  Name,  Resident  Address                      Number and  Class  of
And  Occupation  of  Subscriber                     Shares taken  by  Subscriber

================================================================================




/s/                                                 ONE  (1)  Common  share
------------------------------
KENNETH  ALAN  GRACEY
705  -  1816  Haro  St.
Vancouver, B. C.
Barrister & Solicitor


================================================================================

TOTAL  SHARES  TAKEN                                ONE  (1)  COMMON SHARE

================================================================================

DATED  the  16th  day  of  April     , 1981.

WITNESS  TO  ABOVE  SIGNATURE:                      /s/
                                                    ----------------------------
                                                    Holly  Duncan
                                                    #101  4214  Maywood  St.
                                                    S.  Burnaby,  B.  C.
                                                    Receptionist/Clerk

                                      FILED AND REGISTERED
                                        MAY 27/31 E0022
                                         MAY 25 , 1981
                                    M.  A.  JORRE DE ST. JORRE
                                      REGISTRAR OF COMPANIES


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